SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date earliest event reported) June 28, 2019

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000 72-1229752	1-35747	ENTERGY NEW ORLEANS, LLC (a Texas limited liability company) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3700 82-2212934
1-10764	ENTERGY ARKANSAS, LLC. (a Texas limited liability company) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000 83-1918668	1-34360	ENTERGY TEXAS, INC. (a Texas corporation) 10055 Grogans Mill Road The Woodlands, Texas 77380 Telephone (409) 981-2000 61-1435798
1-32718	ENTERGY LOUISIANA, LLC (a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000 47-4469646	1-09067	SYSTEM ENERGY RESOURCES, INC. (an Arkansas corporation) 1340 Echelon Parkway Jackson, Mississippi 39213 Telephone (601) 368-5000 72-0752777
1-31508	ENTERGY MISSISSIPPI, LLC (a Texas limited liability company) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000 83-1950019

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Securities registered pursuant to Section 12(b) of the Act:

Registrant	Trading Symbol	Title of Class	Name of Each Exchange on Which Registered

Entergy Corporation	ETR	Common Stock, $0.01 Par Value	New York Stock Exchange LLC NYSE Chicago, Inc.
Entergy Arkansas, LLC	EAB	Mortgage Bonds 4.90% Series due December 2052	New York Stock Exchange LLC
	EAE	Mortgage Bonds 4.75% Series due June 2063	New York Stock Exchange LLC
	EAI	Mortgage Bonds 4.875% Series due September 2066	New York Stock Exchange LLC
Entergy Louisiana, LLC	ELJ	Mortgage Bonds 5.25% Series due July 2052	New York Stock Exchange LLC
	ELU	Mortgage Bonds 4.70% Series due June 2063	New York Stock Exchange LLC
	ELC	Mortgage Bonds 4.875% Series due September 2066	New York Stock Exchange LLC
Entergy Mississippi, LLC	EMP	Mortgage Bonds 4.90% Series due October 2066	New York Stock Exchange LLC
Entergy New Orleans, LLC	ENJ	Mortgage Bonds 5.0% Series due December 2052	New York Stock Exchange LLC
	ENO	Mortgage Bonds 5.50% Series due April 2066	New York Stock Exchange LLC
Entergy Texas, Inc.	EZT	Mortgage Bonds 5.625% Series due June 2064	New York Stock Exchange LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On June 28, 2019, Entergy Corporation published on its website the 2018 Entergy Statistical Report and Investor Guide (the “Investor Guide”). The Investor Guide is a compilation of financial and operating data, financial metrics and other information about Entergy and its subsidiaries. The Investor Guide is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Current Report on Form 8-K is being furnished, not filed, pursuant to Regulation FD.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	2018 Entergy Statistical Report and Investor Guide

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy Arkansas, LLC
Entergy Louisiana, LLC
Entergy Mississippi, LLC
Entergy New Orleans, LLC
Entergy Texas, Inc.
System Energy Resources, Inc.

By: /s/ Marcus V. Brown
Marcus V. Brown
Executive Vice President and
General Counsel

Dated: June 28, 2019